EXHIBIT 10.1

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

PROFESSIONAL SERVICES AGREEMENT
FOR

TXU ENERGY’S
2009 iTHERMOSTAT PROGRAM
AN INTERNET AND AMI BASED LOAD MANAGEMENT SYSTEM
WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO.  C 0600559 C

Redacted Agreement

The effective date of this Agreement is April 15, 2009.

PARTIES

A.           COMPANY
TXU Energy Retail Company LLC, a Texas limited liability company.
6555 Sierra Dr
Irving, Texas 75039

B.           CONTRACTOR
Comverge Inc., a Delaware corporation
120 Eagle Rock Ave S190
East Hanover, NJ 07853

PURPOSE

The purpose of this Agreement is to provide for the performance of the Work described in the Statement of Work attached provision for and in consideration of the mutual obligations set forth in this Agreement.

DEFINITIONS

A.           COMPANY Group

The term "COMPANY Group" means COMPANY, its parent corporation, Energy Future Holdings Corp., and all subsidiaries and affiliates of Energy Future Holdings Corp., and all officers, directors, shareholders, associates, related firms and entities, employees, servants and agents of both COMPANY and each such subsidiary or affiliate.

B.           Contract Coordinator

The term “Contract Coordinator” means a representative of each party named in this Agreement to act in matters related to performance of this Agreement as it is written.  Actions of the Contract Coordinators regarding the day-to-day interaction between the operations of the parties, the issuance and approval of invoices, the issuance and approval of procedures, drawings, schedules and documents of any type, and other decisions made in managing this Agreement will not operate as a waiver or compromise of any provision of this Agreement.

C.           Contract Administrator

The term "Contract Administrator" means representatives of both parties named in this Agreement to act in matters relating to the revision of contract language, the adjustment of compensation or time and the resolution of issues regarding the meaning of contract language.

D.	Contractor

The term “Contractor” means Comverge Inc. and as designated in this Agreement, with respect to the Work to be performed by such Contractor hereunder.

E.           CONTRACTOR Group

The term "CONTRACTOR Group" means the respective CONTRACTOR, all subcontractors of any tier employed by CONTRACTOR, and all affiliated or related firms and entities, officers, directors, partners, limited partners, shareholders, associates, employees, servants and agents of each.

F.           Parties

The term "Parties" means, collectively, COMPANY and CONTRACTOR.

G.           Work

The term "Work" means all labor, materials, equipment, transportation, facilities or services necessary for each respective Contractor to perform its portion of the Statement(s) of Work described in this Agreement.

H.           Work Site

The term "Work Site" means location(s) where the Work will be performed as specified in the applicable Statement of Work.

SCOPE OF WORK

CONTRACTOR will perform its portion of the work according to the applicable attached Statement of Work.

TERM OF AGREEMENT

The term of this Agreement shall commence on the Effective Date and shall continue through December 31, 2009 (the “Initial Term),” and then shall automatically renew for successive one-year terms (each such one-year term a “Renewal Term”), unless the Agreement is terminated earlier pursuant to the other provisions of this hereof or unless at least 30 calendar days prior to the end of the Initial Term or any Renewal Term, either Party provides written notice to the other Party that it elects not to renew the Agreement, in which case this Agreement will terminate at the end of the Initial Term or Renewal Term then in effect.  The foregoing notwithstanding, in no event shall this Agreement continue in effect for longer than 10 years after the Effective Date.

COMPENSATION

As full compensation for the satisfactory performance by CONTRACTOR of this Agreement, COMPANY will compensate each CONTRACTOR in accordance with the attached Statement of Work.

INVOICES AND PAYMENT

CONTRACTOR will submit invoices for fees and expenses on a monthly basis.  COMPANY will make payments within thirty (30) days after receipt of invoice or within thirty (30) days after resolution of invoice errors or disputes, whichever is later.  Invoices must be supported by documentation deemed sufficient by COMPANY's Contract Coordinator to verify the charges.

All invoices will be sent to:

                                                      TXU Energy Retail Company LLC
                               6555 Sierra Drive
Irving, Texas 75039
                                                      Attn:  ***

TAXES

CONTRACTOR will comply with all federal, state, or municipal laws, rules and regulations regarding taxes and the payment of taxes, until the Services have been completed, including, without limitation, social security, state unemployment insurance, gross receipts taxes, withholding taxes, and income tax.  CONTRACTOR will furnish, upon request by COMPANY, satisfactory evidence of its compliance.  COMPANY shall pay all sales and applicable use taxes.

INDEPENDENT CONTRACTOR RELATIONSHIP

CONTRACTOR will act as and be deemed to be an independent contractor.  Neither CONTRACTOR nor any of its employees will act as, nor be deemed to be, an agent or employee of COMPANY.  CONTRACTOR will have the sole right to control and directly supervise the method, manner and details of the Services.

ASSIGNMENT

CONTRACTOR will not assign, transfer or otherwise dispose of any of its obligations or duties without the prior written approval of COMPANY.  Any assignment or transfer made without the express written approval of COMPANY will be null and void.

SUBCONTRACTING

*** (provided that the foregoing prohibition on subcontracting shall not apply to Digi International), and CONTRACTOR will not be relieved of any duty or liability relating to any Work by reason of subcontracting.  Notwithstanding the forgoing, except as expressly provided herein with respect to Digi International, there will be no contractual relationship between COMPANY and any subcontractor by virtue of this Agreement.

BINDING ON SUCCESSORS AND ASSIGNS

This Agreement will inure to the benefit of and be binding upon the undersigned parties and entities, and their respective legal representatives, successors and assigns.

CONDITIONS AFFECTING WORK

CONTRACTOR will investigate and acquaint itself with the conditions affecting the Work. CONTRACTOR's failure to acquaint itself with any conditions affecting the Work or any available related information will not relieve it from responsibility for properly estimating the difficulty or cost of successfully performing the Work.

COMPANY is not responsible for any conclusions or interpretations made by CONTRACTOR from the information made available by COMPANY, other than information contained in or referenced in this Agreement.  CONTRACTOR will draw its own conclusions from its review of any and all data and information provided by COMPANY.

CONTRACTOR assumes full responsibility for investigating conditions and determining the existence and magnitude of any hazards to the physical well-being of property of CONTRACTOR, the employees, agents, and servants of CONTRACTOR, or any other person or entity who is or may become involved in the performance of Work, and any and all other persons in the vicinity of the Work.  CONTRACTOR will advise all of the above-specified persons or entities of any hazards relating to Work, and will ensure that those persons or entities are advised of and fully understand the nature of the hazards and safety precautions that can be taken to eliminate or minimize dangers relating to the hazards.

PERFORMANCE STANDARDS

In performing the Work for COMPANY, CONTRACTOR will conform and otherwise ensure that the Work conforms to the specifications and output and delivery standards set forth in this Section and all other warranties and standards of performance provided for in the applicable Statement of Work (the “Performance Standards”).

CHANGES IN WORK

COMPANY may by written notice, make changes in, additions to, or deletions from the Work.  If any change significantly increases the time required to perform the Work, an equitable adjustment will be made in the schedule and pricing for the performance and completion of the Work.  If the Work is being performed on a fixed price basis, and if any change significantly increases or decreases the cost to CONTRACTOR of performing the Work, then an equitable adjustment will be made in the price.

In order to receive an equitable adjustment in price or schedule, CONTRACTOR must provide a written request for that adjustment within five (5) working days after receiving COMPANY's notice of a change in the Work.  CONTRACTOR will continue to perform the changed Work prior to or pending Agreement on an equitable adjustment and will not halt or delay performance of the Work because of any failure to reach an Agreement on an adjustment.

BACKGROUND CHECKS/DRUG SCREENING

Prior to personnel performing Work for COMPANY hereunder and at least annually thereafter, CONTRACTOR will conduct (i) background checks (covering such matters as dictated by COMPANY from time to time, but in no case less than what COMPANY is required to conduct with respect to its own employees under applicable laws and regulations) and (ii) drug tests on all CONTRACTOR Agents and applicants utilized in connection with the Work hereunder. No person shall perform services for COMPANY if such person has a prior felony conviction or if such person tests positively for illegal substances.

IDENTITY OF CONTRACTOR GROUP PERSONNEL

Upon request by COMPANY, CONTRACTOR shall promptly make known to COMPANY the names and identity of any CONTRACTOR Group person interacting with COMPANY’s customers or performing Work at COMPANY’s customers’ locations.

NO THIRD-PARTY RIGHTS

Nothing in this Agreement (including any attachments) shall create, or be construed as creating, any express or implied rights in any person or entity other than the Parties except that the members of COMPANY Group are express third-party beneficiaries of any section that specifically names it.

FORCE MAJEURE

If either party becomes unable, either wholly or in part, by an event of Force Majeure, to fulfill its obligations under this Agreement, the obligations affected by the event of Force Majeure will be suspended only during the continuance of that inability.  The party so affected will give written notice of the existence, extent and nature of the Force Majeure to the other party within *** (***) hours after the occurrence of the event.  The party so affected will remedy its inability as soon as possible.  Failure to give notice will result in the continuance of the affected party's obligation regardless of the extent of any existing Force Majeure.

The term "Force Majeure" as used in this Agreement means acts of God (except as excluded herein), any event outside of the reasonable control of the party (and which could not be reasonably anticipated and prevented through the use of reasonable measures), including without *** agency of the United States or of any States, *** events of Force Majeure.

SUSPENSION FOR CONVENIENCE

***, *** Upon receipt of such notice, CONTRACTOR will, unless the notice requires otherwise:

a)	immediately discontinue Work on the date and to the extent specified in the notice;

b)	place no further orders or subcontracts for material, services or facilities with respect to suspended Work other than to the extent required in the notice;

c)
promptly make every reasonable effort to obtain suspension upon terms satisfactory to COMPANY of all orders, subcontracts and rental agreements to the extent they relate to performance of suspended Work; and

d)	take any other reasonable steps to minimize costs associated with such suspension.

As full compensation for suspended Work, CONTRACTOR will be entitled to an equitable adjustment in its compensation as follows:

a)	***

b)	***

Upon receipt of notice to resume Work, CONTRACTOR will immediately resume Work in accordance with the notice to resume Work.  If CONTRACTOR intends to assert a claim for equitable adjustment, it must, within seven (7) days after receipt of notice to resume Work, submit to COMPANY a written statement setting forth the schedule impact and the monetary amount of the claim in sufficient detail to permit thorough analysis.

SUSPENSION FOR CAUSE

In addition to the other remedies provided COMPANY in this Agreement, COMPANY has the right to order the temporary suspension of any Work when it determines, in its reasonable discretion, that performance of the Work is not being conducted in a safe or lawful manner, the specified quality of the Work is not being met in any material respect, or the Work is not otherwise being performed in all material respects in accordance with the requirements of this Agreement. (However, COMPANY will not use any diminished performance occurring during a suspension hereunder in order to invoke a subsequent suspension due solely to such diminished performance occurring during the prior suspension hereunder.)

If any unsatisfactory condition of a portion of any Work performed hereunder is brought to CONTRACTOR's attention, and is corrected by CONTRACTOR (e.g., retraining its personnel) to COMPANY’s reasonable satisfaction, COMPANY will authorize CONTRACTOR to resume the Work.  Should CONTRACTOR fail to promptly correct the unsatisfactory condition to COMPANY’s reasonable satisfaction, CONTRACTOR will be considered in breach of this Agreement.

TERMINATION

***.  The notice of termination will specify the effective date of any termination, and the Work or any part of the Work to be terminated, or alternatively, that this Agreement is terminated in its entirety.

CONTRACTOR will discontinue Work in accordance with COMPANY's termination instructions.  Upon receiving notice of termination, CONTRACTOR will place no further orders, or enter into further subcontracts for services, materials or equipment related to the terminated Work.  In addition, CONTRACTOR will delay or terminate all existing orders and subcontracts, insofar as those orders and subcontracts relate to the performance of the Work terminated.  ***, ***, *** (***), COMPANY shall have the right to receive all such products paid for), subcontractors, plant, forces and equipment.   In addition, but without duplication, for any termination for convenience by COMPANY where COMPANY provides less than 90 days prior written notice, COMPANY shall ***.

If COMPANY fails to pay when due any undisputed amount owed by COMPANY to CONTRACTOR hereunder, then CONTRACTOR shall be entitled, as its sole remedy, to terminate this Agreement and take any action allowed by law to collect such amounts owed by COMPANY, provided CONTRACTOR has first provided thirty (30) days written notice to COMPANY specifying the failure, during which time COMPANY will have the right and opportunity to cure the failure prior to such termination.

Either Party may terminate this Agreement if the ***, provided such terminating Party has first provided thirty (30) days written notice to such breaching Party specifying the failure, during which time such breaching Party will have the right and opportunity to cure the failure prior to such termination.

Except as expressly provided in the third paragraph above, in the event this Agreement or the Work is terminated, COMPANY's only liability will be to pay CONTRACTOR the unpaid balance due CONTRACTOR for Work actually performed.

There will be deducted from any unpaid balance due CONTRACTOR the amounts of all claims of COMPANY against CONTRACTOR, including, but not limited to, claims on account of defect in materials and workmanship.

WARRANTY

CONTRACTOR agrees and warrants that its employees, agents and subcontractors will perform the Work ***, in accordance with ***, with a ***. ***, ***, *** (“***”), except where specific Work items have been specified to have a longer warranty, unless the failure was the result of, ***.

Upon written notice from COMPANY that any of the Work performed by CONTRACTOR fails to conform to any of the above-specified warranties, CONTRACTOR will, at no additional cost to COMPANY, properly remedy the failure and re-perform any Work necessary so that the Work conforms to those warranties. CONTRACTOR further warrants any and all corrected or re-performed Work to be free from defects in design, materials and workmanship for the greater time period of either (i) the remaining Warranty Period or a period of *** months following the corrected or re-performed Work.

 THIS WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE. COMPANY'S SOLE REMEDY FOR ANY BREACH OF THIS WARRANTY IS THE REPAIR OR REPLACEMENT, AT CONTRACTOR’S OPTION, OF THE FAILED ITEM. CONTRACTOR SPECIFICALLY DISCLAIMS ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, TO CUSTOMERS OF COMPANY.

RECORDS AND RIGHTS TO AUDIT

(a)           CONTRACTOR will keep accurate and complete books of accounts, records, documents and other evidence related to the charges for and performance of any Work (including records and documents related to CONTRACTOR’s compliance with its drug testing and background check requirements) (collectively, “Records”), and of any change or modification to the Work.  COMPANY may inspect those records and CONTRACTOR’s facilities at any time during normal business hours.

(b)           ***.  COMPANY will bear the expenses incurred by it in supporting any such inspection or audit; provided, however, that should any audit or investigation produce evidence that CONTRACTOR has knowingly overstated charges or units of measure upon which charges are based, or provided gifts, gratuities or other benefits to employees of COMPANY in violation of the terms of this Agreement, CONTRACTOR will be liable to COMPANY for actual damages, including cost of audit and investigation.

BUSINESS ETHICS

CONTRACTOR represents and warrants that neither it nor any person or entity associated in any manner with CONTRACTOR has, or during the term of this Agreement will:

1)
Provide or offer any compensation or benefit of any type, including any gift or gratuity, other than advertising mementos of nominal value or reasonable business meals and business entertainment, to any COMPANY System employee;

2)	Maintain or establish any undisclosed business affiliation that could constitute or give the appearance of a conflict with the interests of the COMPANY System.

If, during the term of this Agreement, CONTRACTOR knows or becomes aware of any facts or circumstances contrary to the representations and the warranties above, CONTRACTOR will immediately notify COMPANY and provide sufficient information for COMPANY to take appropriate protective or corrective actions.  CONTRACTOR further agrees to cooperate fully in any investigation undertaken by COMPANY.

CONTRACTOR, if requested by COMPANY, agrees to require its employees to execute an ethics/nondisclosure agreement at any time.

CONFLICT OF INTEREST

CONTRACTOR will not engage in any activity that will adversely affect or impair its ability to perform the Work in an independent and reliable manner.  CONTRACTOR warrants that it has no professional or contractual obligations that will conflict with its performance of any Work.

PROTECTION AGAINST LIENS AND ENCUMBRANCES

CONTRACTOR will not at any time permit any lien, attachment or other encumbrance ("Encumbrance") by any person or persons whosoever or by reason of any claim or demand against CONTRACTOR to be placed or remain on the property of COMPANY or COMPANY’s customers, including, but not limited to, the Work Site upon which Work is being performed or equipment and materials that are being furnished.  To prevent an Encumbrance from being placed on the property of COMPANY or COMPANY’s customers, CONTRACTOR will furnish during the progress of any Work, as requested from time to time, verified statements showing CONTRACTOR's total outstanding indebtedness in connection with the Work.

If CONTRACTOR allows any indebtedness to accrue to subcontractors or others and fails to pay, discharge, or institute corrective measures that promptly rectifies that indebtedness, within five (5) days after demand, then COMPANY may withhold any money due CONTRACTOR until that indebtedness is paid or pay the indebtedness and apply that amount against the money due CONTRACTOR.

If CONTRACTOR allows any Encumbrances, whether valid or invalid to be placed on the property of COMPANY or COMPANY’s customers, any and all claims or demands for payment to CONTRACTOR will be denied by COMPANY until the Encumbrance is removed.  If the Encumbrance is not removed immediately, COMPANY may pay that claim on demand and deduct the amount paid, together with all related expenses, including attorneys' fees, from any further payment due CONTRACTOR, or at COMPANY's election, CONTRACTOR will, upon demand, reimburse COMPANY for the amount paid and all related expenses.  Any payment made in good faith by COMPANY will be binding on CONTRACTOR.

WAIVER OF CONSEQUENTIAL DAMAGES

Neither party will be liable to the other in contract, tort, or on any other basis, for any consequential damages of any nature, including, but not limited to***.  Consequential damage also includes attorneys' fees, except as otherwise specifically provided for, in this Agreement and it is expressly understood that this paragraph will be subjugated to, and will not limit or otherwise affect in any manner, the obligations to indemnify and hold harmless as provided for in the Confidentiality, Indemnity, Compliance with Laws, Restrictive Covenant and Intellectual Property provisions of this Agreement or the obligations as provided for in the Warranty of this Agreement.

INDEMNIFICATION

CONTRACTOR agrees to and will defend, protect, indemnify and hold harmless COMPANY Group from and against all claims, losses, expenses, attorneys’ fees, damages, demands, judgments, causes of action, suits, and liability in tort, contract, or any other basis and of every kind and character whatsoever (hereinafter in this and the following paragraphs collectively referred to as "CLAIMS"), for personal injury, death, or property damage of any member of CONTRACTOR Group, arising out of or incident to or related in any way to, directly or indirectly, this Agreement, or the Work, services, or materials to be performed or supplied thereunder, or to any activities of any member of CONTRACTOR Group while on any premises actually or allegedly owned, controlled, or operated by COMPANY,  including, but not limited to, CLAIMS arising out of or resulting from (1) any condition of the premises, (2) separate operations being conducted on the premises, or (3) the imperfection or defective condition, whether latent or patent, of any material or equipment sold, supplied, or furnished by COMPANY; and further, IT IS THE EXPRESS INTENT OF THE PARTIES THAT, FOR THE PURPOSES OF THIS PARAGRAPH, CLAIMS, AND CONTRACTOR's OBLIGATIONS TO DEFEND, PROTECT, INDEMNIFY, AND HOLD HARMLESS, WILL INCLUDE, BUT NOT BE LIMITED TO, CLAIMS ARISING OUT OF OR RESULTING FROM COMPANY GROUP's *** (1) NEGLIGENCE, (2) STRICT LIABILITY, OR (3) ***.

For all CLAIMS except those for personal injury, death, or property damage of any member of CONTRACTOR GROUP within the scope of the preceding paragraph, CONTRACTOR agrees to and will defend, protect, indemnify, and hold harmless COMPANY ***, directly or indirectly, this Agreement, or the Work, services, or materials to be performed or supplied thereunder.

To the extent necessary to permit COMPANY to enforce any term, clause, or condition of this Agreement, CONTRACTOR agrees that with respect to any CLAIMS brought against COMPANY Group, CONTRACTOR will and does hereby waive as to COMPANY Group any defense it may have by virtue of the workers’ compensation laws of any state.

INTELLECTUAL PROPERTY

CONTRACTOR will obtain permission to use any and all intellectual property, derived in whole or part that may be required in order for CONTRACTOR to perform the Work.  This permission will include all necessary licenses and other governmental approvals.

CONTRACTOR will hold harmless and indemnify COMPANY Group from and against, and at COMPANY's option, defend COMPANY Group against, any and all fines, penalties, losses, liabilities, damages, claims and costs (including reasonable attorneys' fees and court costs), arising out of or incurred as a result, directly and indirectly, of any alleged or actual infringement or violation of any right, or alleged right, relating to intellectual property, including, but not limited to, patent, copyright or trade secret.  This indemnification shall not extend to any claim based on ***.

In addition, if any claim is brought alleging infringement or the violation of any intellectual property right, CONTRACTOR will avoid any further possible infringement of the intellectual property right, and will seek to resolve the claim in consultation with COMPANY, either by means of alternative arrangements for the Services, or by obtaining permission to use the intellectual property in question.

COMPLIANCE WITH LAWS

CONTRACTOR represents that it is knowledgeable of and will comply with all federal, state, and local laws, rules, decrees, orders, regulations, by-laws, ordinances and codes that may, in any manner, affect the conduct of the Work. CONTRACTOR further represents and warrants that it has read and will comply with “Rule 25.474 of the Public Utility Commission of Texas” (the current version of which is attached as Attachment 3).  Any violations of the Customer Protection rules by CONTRACTOR, as well as any conduct in performance of this Agreement, that is in violation of any federal, state, or local enactment, as specified above, is a breach of this Agreement.

CONTRACTOR, with regard to its employees, assumes and retains sole and complete responsibility and liability for compliance with any and all federal, state, and local antidiscrimination statutes, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended; the Civil Rights Act of 1991; the Equal Pay Act of 1963; the Age Discrimination in Employment Act of 1967, as amended; the Energy Reorganization Act of 1974; the Texas Commission on Human Rights Act; the Americans with Disabilities Act; and the Older Workers Benefit Protection Act of 1990.  CONTRACTOR will promptly advise COMPANY of any action required to be initiated by COMPANY in order to comply with those statutes.

If fines, penalties or legal costs are assessed against COMPANY Group by any court or governmental agency or third party due to CONTRACTOR Group's failure to so comply with the provisions of this Compliance with Laws section, or if the Work of CONTRACTOR, or any part thereof, is delayed or stopped by any court or governmental agency, due to CONTRACTOR Group's failure to comply with its obligations, CONTRACTOR will indemnify and hold harmless COMPANY from and against any and all fines, penalties, losses, liabilities, damages, claims, and costs (including reasonable attorneys' fees and court costs) arising out of or incurred as a result, directly or indirectly, of that failure.

CONFIDENTIAL AND PROPRIETARY INFORMATION

The parties ("Non-Disclosing Party") shall keep confidential and secret any and all Confidential Information disclosed to it by the other party ("Disclosing Party"), except as required by applicable law, rule or regulation; provided, however, that each Party may make such disclosures, if any, to governmental agencies and to its own agents, attorneys, auditors, accountants and shareholders as may be reasonably necessary, it being understood that if disclosure is sought through process of a court, or a state or federal regulatory agency, the Party from whom the disclosure is sought shall resist disclosure through all reasonable means and shall immediately notify the other Party to allow it the opportunity to participate in such proceedings.   "Confidential Information" shall include, but not be limited to, pricing, trade secrets, know-how, proprietary information, formulae, processes, techniques, customer information, product design and marketing activities that may be disclosed, whether orally or in writing, to Non-Disclosing Party by Disclosing Party and/or Disclosing Party's parent, subsidiary or affiliate companies, or that may be otherwise received or accessed by Non-Disclosing Party in the course of performing this Agreement.  Non-Disclosing Party expressly agrees that it (a) shall use such Confidential Information solely and exclusively in connection with the discharge of its obligations under this Agreement and (b) not disclose such Confidential Information to any other person without the Disclosing Party's prior written consent, unless: (1) the information is known to Non-Disclosing Party prior to obtaining it from Disclosing Party; (2) the information is, at the time of disclosure by Non-Disclosing Party, then in the public domain; or (3) the information is obtained by Non-Disclosing Party from a third party who did not receive it directly or indirectly from Disclosing Party and who has no obligation of secrecy with respect to that information.  Non-Disclosing Party's obligations not to disclose Confidential Information to third parties and otherwise not to use Confidential Information shall survive the termination of this Agreement. Non-Disclosing Party acknowledges that, in the event of its breach of the provisions of this section, Disclosing Party shall suffer damages that are not easily determinable, and shall be entitled to equitable relief, including, without limitation, an injunction or an order for specific performance, in addition to all other remedies available to Disclosing Party at law or in equity.

If so requested by COMPANY, CONTRACTOR further agrees to require its employees to execute a nondisclosure agreement prior to performing any services under this Agreement.

Upon written request from Disclosing Party all Confidential Information in tangible form will be, at the Disclosing Party’s discretion, either returned promptly to Disclosing Party or destroyed promptly by Receiving Party, and in either case not retained by Receiving Party in any form (and regardless of whether Receiving Party returns, destroys or retains such information, Receiving Party will continue to be bound by its obligations of confidentiality and other obligations hereunder).  The rights and obligations of the Parties under this Agreement will survive any return of Confidential Information.

Notwithstanding any other provision of this Agreement, CONTRACTOR’s obligations to maintain and not use or disclose Confidential Information will apply perpetually, and without limit in duration, as to any Confidential Information disclosed by COMPANY or its Affiliates which makes possible the identification of any individual customer of COMPANY or its Affiliates, by matching such information with the customer’s name, address, account number, type or classification of service, historical electricity usage, expected patterns of use, types of facilities used in providing service, individual contract terms and conditions, price, current charges, or billing records.  Notwithstanding any other provision of this Agreement to the contrary, CONTRACTOR further agrees that it and its Affiliates will protect Confidential Information consisting of proprietary customer information from disclosure as required by Public Utility Commission of Texas Substantive Rule 25.472 and will comply with the customer confidentiality provisions set forth in Rule 25.472 promulgated by the Public Utility Commission of Texas (as updated from time to time) as if CONTRACTOR were a retail electric provider (as required under Rule 25.472 because CONTRACTOR will have access to proprietary customer information of COMPANY and COMPANY is a retail electric provider).  CONTRACTOR further represents and warrants that it has read Attachment 5 to this Agreement entitled “Rule 25.472 of the Public Utility Commission of Texas.”

All Confidential Information that is disclosed by Disclosing Party to Receiving Party will remain property of Disclosing Party.  Nothing in this Agreement will be construed as granting a license, franchise or similar right, expressly or impliedly, for any invention, discovery or improvement made, conceived or acquired in relation to the Confidential Information or otherwise, or under any patent, trademark, copyright or other intellectual property right, except as necessary for Receiving Party’s authorized use of the Confidential Information.  Disclosing Party makes no representation or warranty with respect to any information furnished hereunder but will furnish information in good faith to the best of its knowledge and ability.  The Disclosing Party will not have any liability or responsibility for errors or omissions in, or any business decisions made by the Receiving Party in reliance on, any Confidential Information.

CONTRACTOR further acknowledges that it has read Attachment 4 entitled “Principles for Privacy of Customer Data” and Attachment 6 entitled “Privacy, Confidentiality and Information Security Provisions” and that it will comply with all provisions thereof with respect to Confidential Information relating to Company’s customers.

RIGHTS TO DATA

Any ideas, know-how, techniques, developments, designs, or data, including without limitation the equipment, software, hosting system, and IP communication techniques, which may be developed by CONTRACTOR that are not COMPANY Developed Intellectual Property as defined below (collectively, “CONTRACTOR Developed Intellectual Property”), shall be the property of CONTRACTOR, and shall not be deemed to be a work for hire for COMPANY, and CONTRACTOR shall retain ownership of and unrestricted right to use any such CONTRACTOR Developed Intellectual Property.  ***  CONTRACTOR  grants to COMPANY ***, solely for COMPANY’s use of that deliverable for ***.  The ***.

As a normal course of business in the software development life-cycle, CONTRACTOR will be exposed to and will be aware of ideas, concepts, drawings, diagrams and designs generated in part or whole by COMPANY.  CONTRATOR agrees that any and all ideas, concepts, drawings, diagrams and designs, created or generated by COMPANY ("COMPANY Intellectual Property") are the sole property of COMPANY, except as provided below as to Co-Developed Intellectual Property.  Any and all patent applications (whether provisional or regular), filed by either Party in the United States or elsewhere, if derived in whole or in part from COMPANY Intellectual Property will name COMPANY as an equal equity named owner.. CONTRACTOR shall have no rights to use such COMPANY Developed Intellectual Property without COMPANY’s prior written consent, except as provided below as to Co-Developed Intellectual Property. In no event may CONTRACTOR ever disclose COMPANY’s confidential and/or proprietary information and/or business processes, either directly or indirectly.

***

***

REMOVAL OF PERSONNEL

COMPANY may, at its sole discretion, and for whatever reason it deems appropriate, remove any person from performing the Work, and the person will not again be employed on the Work without the express prior written consent of COMPANY.

GOVERNING LAW

THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH LAWS OF THE STATE OF TEXAS WITHOUT GIVING EFFECT TO ANY CHOICE OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF TEXAS OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF TEXAS.  THE PARTIES MUTUALLY CONSENT TO THE JURISDICTION OF THE FEDERAL AND STATE COURTS IN DALLAS COUNTY, TEXAS AND AGREE BECAUSE THIS AGREEMENT IS PERFORMABLE IN PART IN DALLAS COUNTY, TEXAS, THAT ANY ACTION, SUIT OR PROCEEDING CONCERNING, RELATED TO OR ARISING OUT OF THIS AGREEMENT OR THE NEGOTIATION OF THIS AGREEMENT WILL BE BROUGHT ONLY IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS AND THE PARTIES AGREE THAT THEY WILL NOT RAISE ANY DEFENSE OR OBJECTION OR FILE ANY MOTION BASED ON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE, INCONVENIENCE OF THE FORUM OR THE LIKE IN ANY CASE FILED IN A FEDERAL OR STATE COURT IN DALLAS COUNTY, TEXAS.

NON-WAIVER OF RIGHTS

A waiver by either party of any breach of this Agreement or the failure of either party to enforce any of the articles or other provisions of this Agreement will not in any way affect, limit or waive that party's right to enforce and compel strict compliance with the same or other articles or provisions.

INSURANCE

CONTRACTOR will, at its sole expense, purchase and maintain, and require their subcontractors to purchase and maintain, during the term of this Agreement, insurance policies with substantial and sound insurers, having coverage of the types and in the amounts specified in Attachment 2 to this Agreement titled “TXU Contractor’s Minimum Insurance Requirements” submitted by CONTRACTOR prior to the execution of this Agreement.

SURVIVAL

Neither the completion of any Work nor any termination or cancellation of this Agreement will relieve either Party of any obligations under this Agreement that by their nature survive the completion of the Work, including, but not limited to, Confidential and Proprietary Information, Compliance with Laws, Protection Against Liens and Encumbrances, Records and Rights to Audit, Rights to Data, Warranty, Intellectual Property, Restrictive Covenant and Indemnification clauses.

SEVERABILITY

In the event any provision of this Agreement is held to be void, unlawful or otherwise unenforceable, that provision will be severed from the remainder of the Agreement and replaced automatically by a provision containing terms as nearly like the void, unlawful, or unenforceable provision as possible; and the Agreement, as so modified, will continue to be in full force and effect.

PUBLICITY

No information relating to this Agreement will be released for publication, advertising or any other purpose without the prior written approval of COMPANY except as required by Federal Law.  CONTRACTOR is expressly prohibited from using COMPANY’s name in any publication, advertising, or promotion without COMPANY’s prior written consent.

RESTRICTIVE COVENANT

During the term of this Agreement (and, if COMPANY has fulfilled its purchase obligations under the Statement of Work, for an *** following termination of this Agreement for whatever reason), ***, or its affiliates, contractors, business partners or agents, for use by or at such other REP’s customers as part of *** within areas of the *** where *** is authorized.

The Parties acknowledge *** only to the extent necessary to protect ***.  However, the Parties hereby agree that, if the scope or enforceability of the restrictive covenant is in any way disputed at any time, a court or other trier of fact may modify and enforce the covenant to the extent that it finds the covenant to be reasonable under the circumstances then existing.

CONTRACTOR further acknowledges that: (1) in the event this Agreement is terminated for any reason, CONTRACTOR will be able to remain in business without violating the foregoing restrictions; and (2) that CONTRACTOR’s ability to remain in business without violating such restrictions is a material condition to its retention by COMPANY.

IMMIGRATION

All individuals employed by CONTRACTOR who perform Work under this Agreement will be employed consistent with the employment policies of the Immigration Reform and Control Act of 1986.  The failure of CONTRACTOR to follow the employment policies of the Immigration Reform and Control Act of 1986, with respect to individuals who perform Work under this Agreement, will be a breach of this Agreement.

NOTICES

All notices from one party to the other will be deemed to have been delivered if hand delivered or sent by regular United States mail, postage prepaid, as follows:

If to CONTRACTOR:

Comverge Inc.
3950 Shackleford Road, Suite 400
Duluth, GA 30096
Attention:	James Vu, Project Manager
(With a copy to Matthew Smith, VP and General Counsel)

If to COMPANY:

TXU Energy Retail Company LLC
6555 Sierra Drive
Irving, Texas 75039
Attn: Retail Contract Administration

With a copy to:
TXU Energy Retail Company LLC
6555 Sierra Drive
Irving, Texas 75039
Attn: Legal Department

REPRESENTATIVES

COMPANY's Contract Coordinator and is Patrick James, phone ***.

CONTRACTOR’s Contract Coordinator is Robert Duval, phone ***.

COMPANY's Contract Administrator is Beckie Hoyt, phone ***

 CONTRACTOR's (Comverge) Contract Adminstrator is Bert Brock, phone ***.

AMENDMENTS

Except as otherwise provided in this Agreement, no changes, modifications, amendments or supplements or any other provisions will be valid unless agreed to in writing and signed by the parties.

ATTACHMENTS

The following attachments are incorporated into this Agreement:

1.	Statement of Work
2.	TXU’s Contractor Minimum Insurance Requirement
3.	Rule 25.474 of the Public Utility Commission of Texas
4.	Principles for Privacy of Customer Data
5.	Rule 25.472 of the Public Utility Commission of Texas
6.	Privacy, Confidentiality and Information Security Provisions

ENTIRETY OF AGREEMENT

This Agreement, together with any and all attachments, constitutes the entire agreement between the parties, and all prior negotiations, undertakings, understandings and Agreements between the parties relating to the Work are merged into this Agreement.

The parties have signed this Agreement acknowledging their agreement to its provisions as of the Effective Date.

CONTRACTOR                                                                                       COMPANY

Comverge Inc.                                                                                          TXU Energy Retail Company LLC

By:           /s/ Ed Myszka                                                                           By:             /s/ Tom Leverton
                Signature                                                                                                       Signature

Name:      Ed Myszka                                                                                 Name:        Tom Leverton

Title:        COO – Clean Energy Solutions Group                                  Title:           COO

ATTACHMENT 1

STATEMENT OF WORK DOCUMENT

FOR

TXU ENERGY’S
2009 iTHERMOSTAT PROGRAM
AN INTERNET AND AMI BASED LOAD MANAGEMENT SYSTEM
WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC

AND

TXU ENERGY RETAIL COMPANY LLC

APRIL 15, 2009

INTRODUCTION AND BACKGROUND

CONTRACTOR will be providing hardware, software and professional services for the COMPANY iThermostat project.  The program will be targeted to have enrolled *** *** (***) by the *** in order to achieve a ***.  ***.  Regardless of geographic location all customers will be *** COMPANY customers that have high speed Internet service or have an *** provisioned meter.

This project is intended to expand the existing ***.

CONTRACTOR will provide the following program services in 2009 to support the project and are described in greater detail in the sections below.
1.	Hardware
a.	***
b.	***
2.	Software
a.	***
b.	***
c.	***
3.	Professional Services
a.	***

COMPANY will provide ***, including ***.  COMPANY will *** and will be responsible for***. COMPANY will be ***.

TXU Energy iThermostat Program
2009 Deployment Schedule - Forecast
Total
	Monthly		Cumulative
Month	# New Accounts	# New Thermostats	# New Accounts	# New Thermostats
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

The pricing in this scope of work is based on the COMPANY forecasted program schedule above with the following assumptions:
1.	COMPANY will ***, and,
2.	CONTRACTOR will ***, COMPANY will utilizing the current stock of BASIC stats and Digi gateways thru ***.

1. HARDWARE

PROGRAMMABLE COMMUNICATING THERMOSTATS (“PCT”)

***

***

COMPANY may elect to incorporate up to two additional Smart Energy certified type of PCTs into the iThermostat program.   In such event CONTRACTOR will incorporate these additional PCTs into the iThermostat program, ***.

PCT Specifications
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

IP GATEWAYS

CONTRACTOR will work directly with*** to ensure *** equipment will be available according to schedules at the fulfillment facility.   CONTRACTOR will also be responsible to ensure that the *** will be fully integrated and operational with the programs *** and the *** networks.

IP Gateway Specifications:
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	*** .

2. SOFTWARE

***.

[Diagram of Service Platform]

***

LOAD MANAGEMENT SOFTWARE

CONTRACTOR represents and covenants as follows:

•	***

•	***

•	***

•	***

•	***

•	***
1.	***
2.	***
3.	***
4.	***

POWERPORTAL SOFTWARE

CONTRACTOR represents and commits to the following:

•	***

Version 1
•	***
•	***
•	***
•	***
•	***
•	***
o	***
o	***
o	***
o	***
o	***
•	***
o	***
o	***
o	***
o	***
o	***
o	***

•	***
o	***
o	***
o	***
o	***

•	***
o	***
o	***
o	***
o	***
o	***

Version 2
•	***
o	***
o	***
o	***
o	***
o	***

•	***
•	***
•	***
•	**

***
•	*** - ***
•	***
•	***

CONNECTWARE SOFTWARE

***

3. PROFESSIONAL SERVICES

SCHEDULING AND CUSTOMER CARE CALL CENTER SERVICES

***

***
***

***

***

1.	***
2.	***
3.	***
4.	***
5.	***
6.	***
7.	***
8.	***
9.	***
10.	***
11.	***
12.	***

PERFORMANCE

***
A.      ***                                                                [***]
B.      ***                                                                [***]
C.      ***                                                                [***]
D.      ***                                                                [***]
E.      ***                                                                [***]

REPORTING

***
•	***
•	***
•	***
•	***
•	***
•	***
•	***
•	***

PRICING / BUDGET

***Comverge Summary
Description	Pricing	Unit	# Units	Sub-Totals
1. ***	***	***	***	***
2. ***	***	***	***	***
3. ***	***	***	***	***
4. ***	***	***	***	***
5. ***	***	***	***	***
6. ***	***	***	***	***
7. ***	***	***	***	***
8. ***	***	***	***	***
9. ***	***	***	***	***
			***Total	***

***:
1.	***
2.	***
3.	***
4.	***
5.	***
6.	***
7.	***
8.	***
9.	***